UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 7, 2019

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 7, 2019, Columbia Sportswear Company (the "Company") issued a press release reporting its fourth quarter and full year 2018 financial results, providing its 2019 financial outlook and announcing a $200 million increase in its stock repurchase authorization. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary by Jim A. Swanson, Senior Vice President and Chief Financial Officer of Columbia Sportswear Company, on the fourth quarter and full year 2018 financial results and 2019 financial outlook, as posted on the Company's investor relations website, http://investor.columbia.com, on February 7, 2019. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 7.01 REGULATION FD DISCLOSURE
In its February 7, 2019 press release, the Company also announced that its Board of Directors approved a regular quarterly cash dividend of $0.24 per share of common stock to be paid on March 18, 2019 to its shareholders of record on March 7, 2019.

ITEM 8.01 OTHER EVENTS
In its February 7, 2019 press release, the Company announced that its Board of Directors has authorized the repurchase of up to an additional $200 million of Company common stock in market or negotiated transactions, in addition to the approximately $130 million currently remaining available under the prior stock repurchase authorization. The repurchase program does not obligate the Company to acquire any specific number of shares or acquire shares over any specified period of time, and the share repurchase program may be commenced, modified, suspended, or discontinued at any time by the Company at its discretion.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Press Release, dated February 7, 2019 (furnished pursuant to Items 2.02 and 7.01 hereof).

99.2	Commentary by Jim A. Swanson, Senior Vice President and Chief Financial Officer of Columbia Sportswear Company, dated February 7, 2019 (furnished pursuant to Items 2.02 and 7.01 hereof).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: February 7, 2019	By:	/S/ JIM A. SWANSON
Jim A. Swanson
Senior Vice President and Chief Financial Officer